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FOR IMMEDIATE RELEASE

OCTOBER 19, 2000

PEROT SYSTEMS TO ACQUIRE HEALTH SYSTEMS DESIGN

PEROT SYSTEMS WILL ADD NEW PRODUCT CAPABILITIES AND EXPAND HEALTHCARE PAYOR MARKET PRESENCE. HEALTH SYSTEMS DESIGN WILL GAIN FINANCIAL STRENGTH AND BROAD NEW SERVICE OFFERINGS.

Dallas, TX and Oakland, CA - October 19, 2000 - Perot Systems Corporation (NYSE:
PER) and Health Systems Design Corporation (NASDAQ: HSDC) today announced that they have entered into a definitive merger agreement whereby Perot Systems will acquire HSDC for $2 per share in an all cash transaction.

Perot Systems will add HSDC's DIAMOND-Registered Trademark- healthcare payor enterprise software solutions to its portfolio of payor services. The comprehensive functionality of the DIAMOND software will provide another valuable tool for Perot Systems to use in assisting healthcare customers with innovative technology-based solutions.

HSDC will operate as a subsidiary of Perot Systems, continuing to offer the leading-edge DIAMOND technology on a turnkey basis to the healthcare payor market. Additionally, it will be offered as part of Perot Systems' service offerings in an ASP (Application Service Provider) or outsourcing environment.

"Perot Systems-Registered Trademark- Digital Health Plan-TM- Internet technology will be integrated with DIAMOND, and our HIPAA (Health Insurance Portability and Accountability Act) consulting practice will ensure the ability of current and future DIAMOND clients to meet the demands of HIPAA," said Chuck Lyles, director of Perot Systems' healthcare operations. "This strategic move will complement our existing initiatives and service offerings, including our work with other enterprise solutions."

"In complex markets, like healthcare finance and administration, the technology, products, and services markets are converging," said Randall Booth, vice president of Perot Systems and general manager of its Healthcare Services Group. "Through this acquisition, we saw a unique opportunity for our healthcare payor group to combine its custom Internet solutions and services with the enterprise applications of a market leader. The streamlined transaction flow, increased automation, and customer service capabilities found in this integrated offering will help payors expand market share, while continuing to drive significant back-office efficiencies."

"This combination gives HSDC access to capital, exceptional development resources, and deep healthcare payor expertise. It will allow HSDC to offer a broad array of services and accelerate delivery of Internet connectivity, HIPAA remediation, and broader product functionality," said Arthur M. Southam, MD, president and CEO of HSDC. "HSDC's customers and prospects will benefit from Perot Systems' track record of delivering outstanding results to clients. Perot Systems augments our product expertise and provides our combined


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organization with excellent market opportunities and outstanding delivery capabilities."

"One of my objectives for Perot Systems is to use our financial resources in a focused manner to strengthen our position in the marketplace," said Ross Perot, Jr., president and CEO of Perot Systems. "This investment not only demonstrates our commitment to providing robust solutions to clients, but illustrates our commitment to invest in strategic areas that will create growth opportunities and value for our shareholders."

Synergies between Perot Systems and HSDC will be realized by leveraging Perot Systems' capabilities to accelerate product development in areas such as HIPAA, ASP, Internet-enabled solutions, and integrated solution sets. These added capabilities will also permit the delivery of all product sets and services within a substantially improved cost structure. Perot Systems expects that the acquisition will be EPS (Earnings Per Share) neutral in 2001 and EPS accretive beginning in 2002.

The holders of approximately 57% of the outstanding voting securities of HSDC have agreed to vote in favor of the acquisition. The consummation of the transaction is subject to customary conditions.

ABOUT PEROT SYSTEMS

Perot Systems Corporation is a worldwide provider of information technology services and business solutions. Through its integrated service offering, Perot Systems delivers end-to-end solutions that address all aspects of strategy, systems and infrastructure, enabling clients to accelerate growth, streamline operations, and create new levels of customer value. Headquartered in Dallas, Texas, Perot Systems reported 1999 revenue of $1.1 billion. The company has more than 7,500 Associates located in the United States, Europe, and Asia. Additional information on Perot Systems is available at http://www.perotsystems.com.

ABOUT HEALTH SYSTEMS DESIGN

Health Systems Design, with headquarters in Oakland, California is a leading provider of information systems solutions for organizations that administer health benefits. The DIAMOND software manages large and complex databases and the high volume complex transactions associated with the administration of health benefits and provider payments. The company's software and services allow clients to control costs and improve the service they provide to their members. HSDC's 119 licenses include health insurers, Health Maintenance Organizations
(HMOs), Preferred Provider Organizations (PPOs), Third-Party Administrators
(TPAs), and provider organizations, including some of the nation's largest health plans.

HSDC was founded in 1988 and has traded on the NASDAQ National Market since its initial public offering in 1996. Additional information on Health Systems Design is available at http://www.hsdc.com.

STATEMENTS CONTAINED WITHIN THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO VARY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. IN SOME CASES, YOU CAN IDENTIFY SUCH FORWARD-LOOKING STATEMENTS BY TERMINOLOGY SUCH AS "MAY," "WILL," "COULD," "FORECASTS," "EXPECTS," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," OR "CONTINUE." IN EVALUATING ALL FORWARD-LOOKING STATEMENTS, YOU SHOULD SPECIFICALLY CONSIDER VARIOUS FACTORS THAT MAY CAUSE ACTUAL RESULTS TO VARY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SUCH AS: THE LOSS OF MAJOR CLIENTS; PEROT SYSTEMS' AND HEALTH SYSTEM DESIGN'S ABILITY TO ACHIEVE FUTURE SALES; CHANGES IN ITS RELATIONSHIP AND VARIABILITY OF REVENUE AND EXPENSE ASSOCIATED WITH PEROT SYSTEMS' LARGEST CUSTOMER; THE LOSS OF KEY PERSONNEL; RISKS ASSOCIATED WITH ESTABLISHING AND GROWING START-UP BUSINESSES; THE HIGHLY


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COMPETITIVE MARKET IN WHICH PEROT SYSTEMS AND HEALTH SYSTEMS DESIGN OPERATE; THE
VARIABILITY OF QUARTERLY OPERATING RESULTS; CHANGES IN TECHNOLOGY; RISKS RELATED TO INTERNATIONAL OPERATIONS. PLEASE REFER TO THE PEROT SYSTEMS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND THE HEALTH SYSTEM DESIGN ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND AVAILABLE AT WWW.SEC.GOV, FOR ADDITIONAL INFORMATION REGARDING RISK FACTORS. PEROT SYSTEMS
AND HEALTH SYSTEMS DESIGN DISCLAIM ANY INTENTION OR OBLIGATION TO REVISE ANY FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE DEVELOPMENTS, OR OTHERWISE.

                                      # # #

INVESTOR CONTACT:
Perot Systems Corporation
John Lyon
phone: (972) 340-6132
fax: (972) 340-6100
John.Lyon@ps.net

PRESS CONTACT:
Perot Systems Corporation
Kim Testa
phone: (972) 340-6727
Kim.Testa@ps.net

HSDC CONTACT:
Health Systems Design Corporation
Chris Ohman
phone: (510) 251-1330
fax: (510) 251-1326
cohman@hsdc.com